Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

I, Peyton R. Patterson, Chairman of the Board, President and Chief Executive Officer hereby certify that NewAlliance Bancshares, Inc.’s annual report on Form 10-K for the year ended December 31, 2010 fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of NewAlliance Bancshares, Inc.

/s/ Peyton R. Patterson Peyton R. Patterson Chairman of the Board, President and Chief Executive Officer

Date:	February 22, 2011

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to NewAlliance Bancshares, Inc. and will be retained by NewAlliance Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.